SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 20, 1998


                     DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


  Delaware                            0-12850                 13-3152648
(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                    File Number)            Identification No.)


                        200 N. Westlake Blvd., Suite 202
                           Westlake Village, CA 91362
                    (Address of Principal Executive Offices)

                                 (805) 381-2700
                         (Registrant's Telephone Number)




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ITEM 5.           OTHER EVENTS

         Reference is made to the press release of Registrant, issued on August 20, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 20, 1998                          Dental/Medical Diagnostic Systems, Inc.



                                       By:   /s/Stephen Ross
                                           ------------------------------------
                                           Stephen Ross
                                           Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBITS


99.1              Press Release dated August 20, 1998